Note 4 - Taxes on Income	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
Note 4:       Taxes on Income

In each of the years presented below, the Company’s tax provision had an unusual relationship to pretax income from continuing operations primarily due to the existence of a full deferred tax valuation allowance and a deferred tax liability that could not be used to offset deferred tax assets (termed a “naked credit”).  A reconciliation of income taxes computed at the federal statutory tax rate to actual income tax expense from continuing operations is as follows:

(In thousands)	2012	2011	2010
Income taxes computed at federal statutory tax rate	$(9,214)	$(12,850)	$(9,976)
Increase (reduction) in income taxes resulting from:
"Naked credit" related to amortization of intangible assets	13,631	14,218	14,641
State income taxes, net of federal income tax benefit	(1,049)	(1,463)	(1,136)
Increase in deferred tax valuation allowance	3,181	13,328	7,891
Change in reserve for uncertain tax positions	-	(25)	(1,667)
Interest rate swap maturity	-	(1,975)	-
Non-deductible debt discount	6,571	-	-
Other	511	985	290
Income tax expense	$13,631	$12,218	$10,043

In 2012, tax expense related to the additional valuation allowances required by the “naked credit” was $13.6 million.  In 2011, tax expense related to the additional valuation allowances required by the “naked credit” was $14.2 million, which was partially offset by a $2 million tax benefit related to the maturity of the interest rate swaps and the attendant tax effect in other comprehensive income (loss).  In 2010, tax expense related to the additional valuation allowances required by the “naked credit” was $14.6 million, which was partially offset by a $2.9 million tax refund related to the Company’s 2009 NOL carryback claim and a $1.7 million tax benefit related to favorable adjustments to the Company’s reserve for uncertain tax positions.

The Company’s net operating loss carryforward (NOL) for tax purposes was approximately $133 million in 2012, bringing the cumulative total to approximately $307 million at December 31, 2012.  These NOLs will be carried forward against future taxable income over a maximum carryforward period of 20 years, as allowed under federal income tax law, and therefore, will expire as follows: $2 million in 2027, $76 million in 2030, $96 million in 2031 and $133 million in 2032.  These NOLs will be available to offset future taxable income, and therefore, the Company does not anticipate paying significant cash income taxes for the foreseeable future.

The Company evaluates the recoverability of its deferred tax assets each period by considering whether it is more likely than not that all or a portion of the deferred tax assets will not be realized.  The Company had a cumulative pretax loss (when considering the current and two preceding years) and, therefore, could not consider expectations of future income to utilize the deferred tax assets including the NOLs described above.  Other sources, such as income available in a carryback period, future reversal of existing temporary differences, or tax planning strategies were taken into consideration; however, a valuation allowance was deemed necessary as of the end of each year presented.  The Company’s deferred tax asset valuation allowance was $200 million as of December 31, 2012 and $117 million as of December 25, 2011.

In the future, the Company will generate additional deferred tax assets and liabilities related to its amortization of acquired intangible assets for tax purposes (e.g., tax amortization was approximately $35 million in 2012 and is expected to be approximately $33.7 million in 2013).  Because these long-lived intangible assets are not amortized for financial reporting purposes, the tax amortization in future years will give rise to a temporary difference, and a tax liability, which will only reverse at the time of ultimate sale or impairment of the underlying intangible assets.  Due to the uncertain timing of this reversal, the temporary difference cannot be considered as a source of future taxable income for purposes of determining a valuation allowance; therefore, the tax liability cannot be used to offset the deferred tax asset related to the NOL carryforward for tax purposes that will be generated by the same amortization.  This “naked credit” gives rise to the need for additional valuation allowance.  The Company anticipates recording an additional deferred tax valuation allowance of approximately $13.1 million, $12.6 million, and $12.6 million in 2013, 2014, and 2015, respectively.  The additional valuation allowance will be recorded as a non-cash charge to income tax expense.

Significant components of income taxes from continuing operations are as follows:

(In thousands)	2012	2011	2010
Federal	$-	$-	$(2,931)
State	-	-	-
Current	-	-	(2,931)
Federal	11,480	10,109	12,331
State	2,151	2,134	2,310
Deferred	13,631	12,243	14,641
Change in reserve for uncertain tax positions	-	(25)	(1,667)
Income tax expense	$13,631	$12,218	$10,043

Temporary differences, which gave rise to significant components of the Company's deferred tax liabilities and assets at December 31, 2012, and December 25, 2011, are as follows:

(In thousands)	2012	2011
Deferred tax liabilities:
Difference between book and tax bases of intangible assets	$61,188	$44,085
Tax over book depreciation	23,783	60,255
Total deferred tax liabilities	84,971	104,340

Deferred tax assets:
Employee benefits	(7,009)	(16,847)
Net operating losses	(125,131)	(76,580)
Other comprehensive income items	(94,663)	(82,125)
Other	(353)	(2,596)
Total deferred tax assets	(227,156)	(178,148)

Net deferred tax assets	(142,185)	(73,808)
Valuation allowance	200,423	116,906
Deferred tax assets included in other current assets	627	2,856
Deferred tax liabilities	$58,865	$45,954

The Company paid no income taxes in 2012 and received net refunds of $.4 million and $29.2 million in 2011 and 2010 respectively.

As of December 31, 2012 and December 25, 2011, the Company had $.2 million and $.1 million of refundable income taxes, respectively, due to pending state income tax refunds.

A reconciliation of the beginning and ending balances of the gross liability for uncertain tax positions is as follows:

(In thousands)	2012	2011	2010
Uncertain tax position liability at the beginning of the year	$1,422	$1,428	$8,146
Additions for tax positions for prior years	-	67	381
Reductions for tax positions for prior years	-	(73)	(1,858)
Decreases due to settlements	-	-	(5,241)
Uncertain tax position liability at the end of the year	$1,422	$1,422	$1,428

The entire balance of the liability for uncertain tax positions would impact the effective rate (net of related asset for uncertain tax positions) if underlying tax positions were sustained or favorably settled.  The Company recognizes interest and penalties accrued related to uncertain tax positions in the provision for income taxes.  As of December 31, 2012, the liability for uncertain tax positions included approximately $.5 million of estimated interest and penalties.

For federal tax purposes, the Company’s tax returns have been audited or closed by statute through 2008 and remain subject to audit for years 2009 and beyond.  The Company has various state income tax examinations ongoing and at varying stages of completion, but generally its state income tax returns have been audited or closed to audit through 2008.